Exhibit 10.1

FIRST AMENDMENT, WAIVER AND CONSENT

FIRST AMENDMENT, WAIVER AND CONSENT, dated as of March 17, 2017 (this “Amendment”), to the Credit Agreement (as defined below), by and among Endurance Specialty Holdings Ltd., an exempted company organized under the laws of Bermuda (the “Parent Borrower”), each Designated Subsidiary Borrower (as defined in the Credit Agreement (as defined below)) party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), Deutsche Bank Trust Company Americas, as Collateral Agent (the “Collateral Agent”) under the Security Agreement (as defined in the Credit Agreement), and the lending institutions party hereto.

WHEREAS, the Parent Borrower, the lending institutions party thereto, the Administrative Agent and the Designated Subsidiary Borrowers party thereto entered into that certain Credit Agreement dated as of March 23, 2016 (the “Credit Agreement”);

WHEREAS, on October 5, 2016, the Parent Borrower entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 on December 1, 2016 and as further amended, amended and restated, restated, supplemented or otherwise modified from time to time in a manner not materially adverse to the Lenders (as defined in the Credit Agreement), the “Merger Agreement”), by and among the Parent Borrower, Sompo Holdings, Inc., a kabushiki kaisha organized under the laws of Japan (“Sompo”), and Volcano International Limited, a Bermuda exempted company and an indirect, wholly-owned subsidiary of Sompo (“Merger Sub”);

WHEREAS, pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Parent Borrower, with the Parent Borrower as the surviving entity, which entity will become an indirect, wholly-owned subsidiary of Sompo (the “Merger”);

WHEREAS, the consummation of the Merger would constitute a Change of Control (as defined in the Credit Agreement) that would cause an Event of Default (as defined in the Credit Agreement) to occur under the Credit Agreement;

WHEREAS, in connection with the Merger, the Borrowers have requested (i) that certain provisions of the Credit Agreement, including the definition of “Change of Control”, be amended as set forth herein, (ii) that the Lenders waive certain potential Defaults and Events of Default, as set forth herein and (iii) that the Lenders consent to the Merger; and

WHEREAS, each Borrower and the Lenders party hereto have agreed, on the terms and subject to the conditions set forth herein, to (i) amend the Credit Agreement, (ii) provide such waivers and (iii) agree to such consent in the manner set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

Amendments to Section 9 (Definitions) of the Credit Agreement. (a) The following defined terms shall be inserted in Section 9 of the Credit Agreement in appropriate alphabetical order:

““First Amendment” means the First Amendment, Waiver and Consent, dated as of March 17, 2017, to this Agreement among the Parent Borrower, the Designated Subsidiary Borrowers party thereto, the Administrative Agent and the Lenders party thereto.”

““Merger” has the meaning assigned to such term in the First Amendment.”

““Sompo” has the meaning assigned to such term in the First Amendment.”

(b)    The definition of “Change of Control” is hereby amended as follows:

(i)    inserting the phrase “, directly or indirectly,” immediately before the phrase “of more than 35%” in clause (a) thereof;

(ii)    amending and restating clause (b) thereof in its entirety as follows:

“(b) (i) a majority of the members of the Parent Borrower’s board of directors are persons who are then serving on the board of directors without having been nominated by the board of directors (or equivalent governing body) of the Parent Borrower or having been appointed by directors so nominated or (ii) a majority of the members of Sompo’s board of directors are persons who are then serving on the board of directors without having been nominated by the board of directors (or equivalent governing body) of Sompo or having been appointed by directors so nominated (a “Sompo Change of Control”); provided that a “Sompo Change of Control” shall only be deemed to be a Change of Control for so long as Sompo has the power to, directly or indirectly, direct or cause the direction of the management and policies of the Parent Borrower, whether through the ownership of voting securities, by contract or otherwise.”

2

(iii)    inserting the language below at the end thereof:

“Notwithstanding the foregoing, the direct or indirect acquisition by Sompo of beneficial ownership of all or a majority of the voting securities of the Parent Borrower pursuant to the Merger and any appointment or change in the board of directors of the Parent Borrower (i) upon or in connection with the consummation of the Merger or (ii) following consummation of the Merger, as directed by Sompo or any of its Subsidiaries (so long as a Sompo Change of Control has not occurred and is not continuing), in each case, shall not constitute a Change of Control hereunder.”

Amendment to Section 7.08 (Transactions with Affiliates) of the Credit Agreement. Section 7.08 of the Credit Agreement is hereby amended by (a) deleting the phrase “in the ordinary course of business consistent with past practice” in clause (x) thereof and (b) inserting the following parenthetical immediately after the reference to “$10,000,000” in such Section 7.08:

“(or, in the case such Affiliate is Sompo or a Subsidiary of Sompo (but not the Parent Borrower or a Subsidiary), $25,000,000)”

Waiver; Consent; Further Assurances.

(a)    The Lenders party hereto hereby waive any and all Defaults and Events of Default arising from the failure of Endurance Assurance Corporation (f/k/a Endurance Reinsurance Corporation of America) to provide to the Collateral Agent prior written notice of its name change, including any Default or Event of Default arising from any UCC-1 financing statement as to which Endurance Reinsurance Corporation of America is the “debtor” having become misleading.

(b)    For the avoidance of doubt and without limiting the effect of the amendments to the Credit Agreement made pursuant to this Amendment, the Lenders party hereto consent to the Merger and authorize the Administrative Agent and the Collateral Agent to execute and deliver all agreements, instruments and documents, and take all other actions, necessary or desirable, or reasonably requested by a Borrower and reasonably acceptable to the Administrative Agent, to further the purposes and intent of the amendments and consents set forth herein.

Representations and Warranties. Each Borrower hereby represents and warrants to the Lenders that as of the Effective Date and after giving effect hereto:

(a)    this Amendment has been duly authorized, executed and delivered by such Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes such Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms,

3

(b)    no Default or Event of Default has occurred and is continuing, and

(c)    all representations and warranties of such Borrower contained in the Credit Agreement (as amended hereby) and the other Credit Documents are true and correct in all material respects on and as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

Effectiveness.

(a)    This Amendment shall become effective as of the first date (the “Effective Date”) on which the following conditions are satisfied:

(i)    the Administrative Agent shall have received counterparts hereof duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders (as defined in the Credit Agreement);

(ii)    receipt by the Administrative Agent of all reasonable out-of-pocket costs and expenses of the Administrative Agent for which invoices have been presented at least one Business Day prior to the Effective Date;

(iii)    the Merger shall have been consummated (or shall be consummated substantially simultaneously with the effectiveness of this Amendment) pursuant to the terms of the Merger Agreement; and

(iv)    the Collateral Agent shall have received a supplement to Annex A to the Security Agreement, reflecting the name change described in Section 3(a) of this Amendment.

Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement as amended hereby and the other Credit Documents. All representations and warranties made by each Borrower herein shall be deemed made under the Credit Agreement with the same force and effect as if set forth in full therein. On and after the Effective Date, any reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Credit Document, shall mean the Credit Agreement as modified hereby.

4

Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for its reasonable out-of-pocket costs and expenses in connection with this Amendment, including the reasonable fees and disbursements of its counsel.

Consent. Each of the Borrowers hereby consents to this Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement, any Security Document and any other Credit Document, as applicable, and its liability for the Obligations pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

Governing Law; Counterparts.

(a)    This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic imaging means of the relevant executed signature pages hereof.

Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Severability. To the fullest extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable shall be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ENDURANCE SPECIALTY HOLDINGS LTD.

By:	/s/ Michael J. McGuire
Name:	Michael J. McGuire
Title:	Chief Financial Officer

ENDURANCE SPECIALTY INSURANCE LTD.

By:	/s/ Michael J. McGuire
Name:	Michael J. McGuire
Title:	Chief Financial Officer

ENDURANCE U.S. HOLDINGS CORP.

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

ENDURANCE WORLDWIDE HOLDINGS LIMITED

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

By:	/s/ Philip Rooke
Name:	Philip Rooke
Title:	Director

[Signature Page to First Amendment to the Credit Agreement]

ENDURANCE WORLDWIDE INSURANCE LIMITED

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

By:	/s/ Philip Rooke
Name:	Philip Rooke
Title:	Director

ENDURANCE HOLDINGS LIMITED

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

By:	/s/ Philip Rooke
Name:	Philip Rooke
Title:	Director

ENDURANCE AT LLOYD’S LIMITED

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

By:	/s/ Philip Rooke
Name:	Philip Rooke
Title:	Director

ARMTECH HOLDINGS, INC.

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

[Signature Page to First Amendment to the Credit Agreement]

ENDURANCE CORPORATE CAPITAL LIMITED

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

By:	/s/ Philip Rooke
Name:	Philip Rooke
Title:	Director

ENDURANCE ASSURANCE CORPORATION (f/k/a Endurance Reinsurance Corporation of America)

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

ENDURANCE AMERICAN INSURANCE COMPANY

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

ENDURANCE AMERICAN SPECIALTY INSURANCE COMPANY

By:	/s/ Daniel S. Lurie
Name:	Daniel S. Lurie
Title:	Secretary

[Signature Page to First Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ James Mintzer
Name:	James Mintzer
Title:	Executive Director

[Signature Page to First Amendment to the Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Custodian

By:	/s/ Lisa Karlsen
Name:	Lisa Karlsen
Title:	Vice President

By:	/s/ Lucy Hsieh
Name:	Lucy Hsieh
Title:	Assistant Vice President

[Signature Page to First Amendment to the Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Scott Daniel
Name:	Scott Daniel
Title:	Managing Director

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

[Signature Page to First Amendment to the Credit Agreement]

Barclays Bank PLC, as Lender

By:	/s/ John Allan-Smith
Name:	John Allan-Smith
Title:	Director, Corporate Banking

Executed in New York

[Signature Page to First Amendment to the Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

[Signature Page to First Amendment to the Credit Agreement]

BANK OF MONTREAL, as Lender

By:	/s/ Benjamin Mlot
Name:	Benjamin Mlot
Title:	Vice President

[Signature Page to First Amendment to the Credit Agreement]

HSBC Bank USA, N.A., as Lender

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director, Head of FIG
Insurance North America

[Signature Page to First Amendment to the Credit Agreement]

Wells Fargo Bank, N.A., as Lender

By:	/s/ William R. Goley
Name:	William R. Goley
Title:	Managing Director

[Signature Page to First Amendment to the Credit Agreement]

Lloyds Bank plc, as Lender

By:	/s/ Joel Siomko
Name:	Joel Siomko
Title:	Assistant Vice President

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President

[Signature Page to First Amendment to the Credit Agreement]